UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTTS OF CERTAIN OFFICERS
ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
ITEM 7.01 — REGULATION FD DISCLOSURE
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.02 —	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTTS OF CERTAIN OFFICERS
As previously disclosed, on May 11, 2016, Jack A. Fusco’s employment with Calpine Corporation (“Calpine” or the “Company”) as Executive Chairman expired pursuant to the terms of his employment agreement.
ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(a) The annual meeting of shareholders of the Company (the “Annual Meeting”) was held on May 11, 2016. There were 359,043,938 shares of common stock entitled to be voted, and 313,218,391 shares present in person or represented by proxy at the Annual Meeting. Three items of business were acted upon by shareholders at the Annual Meeting: (1) the election of eight directors nominated by the Board to serve until the 2017 annual meeting of shareholders and until their successors are elected and duly qualified, (2) ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 and (3) approval, on an advisory basis, of named executive officer compensation, as more fully described in the proxy statement relating to the Annual Meeting.
(b) All matters voted upon at the Annual Meeting were approved. The voting results are as follows:
Proposal 1 — Election of Directors

	Number of	Number of Votes	Broker
Names	Votes For	Withheld	Non-Votes
Frank Cassidy	293,470,104	2,837,052	16,911,235
Jack A. Fusco	293,562,539	2,744,617	16,911,235
John B. (Thad) Hill III	294,528,048	1,779,108	16,911,235
Michael W. Hofmann	293,464,772	2,842,384	16,911,235
David C. Merritt	294,527,426	1,779,730	16,911,235
W. Benjamin Moreland	294,527,868	1,779,288	16,911,235
Robert A. Mosbacher, Jr.	293,438,910	2,868,246	16,911,235
Denise M. O'Leary	293,560,319	2,746,837	16,911,235

Proposal 2 — To Ratify the Selection of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2016

For	310,286,999
Against	1,444,691
Abstentions	1,486,701
Broker Non-Votes	—

Proposal 3 — To Approve, on an Advisory Basis, Named Executive Officer Compensation

For	283,931,132
Against	10,824,586
Abstentions	1,551,438
Broker Non-Votes	16,911,235

ITEM 7.01 —	REGULATION FD DISCLOSURE
On May 12, 2016, Calpine announced that Frank Cassidy, a member of Calpine’s Board of Directors since January 31, 2008, was appointed as Non-Executive Chairman of the Board of Directors. A copy of the press release is being furnished as Exhibit 99.1 herewith.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Calpine Corporation Press Release titled “Frank Cassidy Elected Chairman of Calpine Corporation Board of Directors,” dated May 12, 2016.*
__________

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: May 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Press Release titled “Frank Cassidy Elected Chairman of Calpine Corporation Board of Directors,” dated May 12, 2016.*
__________

*	Furnished herewith.